Exhibit 21

                          Subsidiaries of HSBC USA Inc.
                          -----------------------------

U.S. Affiliates:
----------------                                                       USA or
                                                                     US State
Names of Subsidiaries                                               Organized
---------------------                                               -----------

CC&H Holdings LLC                                                    Delaware
Delaware Credit Corp. (USA)                                          Delaware
Giller Ltd.                                                          New York
GWML Holdings, Inc.                                                  Delaware
Delaware Securities Processing Corp.                                 Delaware
HSBC Bank USA, National Association                                     USA
Capco/Cove, Inc.                                                     New York
Card-Flo #1, Inc.                                                    Delaware
Card-Flo #3, Inc.                                                    Delaware
CBS/Holdings, Inc.                                                   New York
Eagle Rock Holdings, Inc.                                            New York
Ellenville Holdings, Inc.                                            New York
F-Street Holdings, Inc.                                              Delaware
Fairways Holdings, Inc.                                              Delaware
H.W.D. Real Estate Co., Inc.                                         New York
High Meadow Management, Inc.                                         New York
HSBC AFS (USA) LLC                                                   New York
HSBC Business Credit (USA)  Inc.                                     Delaware
HSBC Financial Services Corporation (USA)                            Delaware
Identrus LLC                                                         Delaware
HSBC Insurance Agency (USA) Inc.                                     New York
HSBC Investment Corporation (Delaware)                               Delaware
HSBC Funding (USA) Inc. V                                            Delaware
HSBC Funding (USA) Inc. VI                                           Delaware
HSBC Funding (USA) Inc. VII                                          Delaware
HSBC Funding (USA) Inc. VIII                                         Delaware
HSBC Private Label Acquisition Corporation (USA)                     Delaware
HSBC International Investments Corporation (Delaware)                Delaware
HSBC Investments (USA) Inc.                                          New York
HSBC Investor PBRS Corporation (Delaware)                            Delaware
HSBC Land Title Holdco (USA) Inc.                                    Delaware
HSBC Land Title Agency (Florida), LLC                                 Florida
HSBC Mortgage Corporation (USA)                                      Delaware
HSBC Mortgage Investors Corporation (Delaware)                       Delaware
HSBC Motor Credit (USA) Inc.                                         Delaware
HSBC Overseas Investments Corporation (New York)                     Maryland
HSBC Overseas Corporation (Delaware)                                 Delaware
HSBC Private Bank International                                         USA
HSBC Realty Credit Corporation (USA)                                 Delaware
Alexandria Holdings, Inc.                                            Delaware
Cabot Park Holdings, Inc.                                            Delaware
HSBC Land Title Agency (USA) LLC                                     New York
MM Mooring #2 Corp.                                                  New York
Northridge Plaza, Inc.                                               Delaware
HSBC Reinsurance (USA) Inc.                                           Vermont
HSBC Retail Credit (USA) Inc.                                        New York
HSBC Services Corporation (USA)                                     New Jersey
Katonah Close Corp.                                                  New York
Marine Midland Auto Lease Corp.                                      Delaware
Marine Midland Overseas Corporation                                  Delaware
Marmid Aircraft Leasing Corporation                                  New York
Oakwood Holdings, Inc.                                               New York
Property Owner (USA) LLC                                             Delaware
Republic Services Corporation                                        Maryland
Sibley Mortgage Corporation                                          Delaware
Tower Holding New York Corp.                                         New York
Beachhouse Properties, Inc.                                          New York
Cross Zou Holding Corp.                                              New York
Cross-LA Realty, Inc.                                                Louisiana
Crossturkey, Inc.                                                    New York
Sub 1-211, Inc.                                                    Pennsylvania
Sub 2-211, Inc.                                                    Pennsylvania
Tower Emmons Corp.                                                   New York


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                                                                      USA or
                                                                     US State
Names of Subsidiaries                                                Organized
---------------------                                               -----------

Tower Houma Corp.                                                    Louisiana
Tower L.I.C. Corp.                                                   New York
Tower Pierrepont Corp.                                               New York
West 56th and 57th Street Corp.                                      New York
TPBC Acquisition Corp.                                                Florida
Trumball Management, Inc.                                            New York
HSBC Payment Services (USA) Inc.                                     Delaware
HSBC Trust Company (Delaware), National Association                  Delaware
HSBC USA Capital Trust I                                             Delaware
HSBC USA Capital Trust II                                            Delaware
HSBC USA Capital Trust III                                           Delaware
HSBC USA Capital Trust IV                                            Delaware
HSBC USA Capital Trust V                                             Delaware
HSBC USA Capital Trust VI                                            Delaware
HSBC USA Capital Trust VII                                           Delaware
Jefferies Partners Opportunity Fund, LLC                                USA
Marine Midland Mortgage (U.S.A.), Inc.                               New York
One Main Street, Inc.                                                 Florida
R/CLIP Corp.                                                         Delaware
Republic New York Securities Corporation                             Maryland
Republic Overseas Capital Corporation                                New York
Timberlink Settlement Services (USA) Inc.                            Delaware
Wealth and Tax Advisory Services, Inc.                               Delaware
Wells Fargo HSBC Trade Bank, N.A.                                       USA


Non U.S. Affiliates:
--------------------
                                                                     Country
Names of Subsidiaries                                                Organized
---------------------                                             --------------

HSBC Private Bank (Suisse) SA*                                      Switzerland
HSBC Investment Holdings (Guernsey) Limited*                      United Kingdom
HSBC Republic Investments Limited                                 United Kingdom
HRMG Nominees Limited                                             United Kingdom
HSBC Management (Guernsey) Limited                                United Kingdom
Republic New York Holdings (UK)*                                  United Kingdom
HSBC Investment Holdings (Guernsey) Limited*                      United Kingdom
Techtics Capital Management Limited                               United Kingdom
Hermitage Capital Management Limited                              United Kingdom
Republic Bullion (Far East) Limited*                                 Hong Kong
Republic New York Holdings (UK)*                                  United Kingdom
HSBC Financial Services (Uruguay) S.A.                                Uruguay
Republic Bullion (Far East) Limited*                                 Hong Kong
London Precious Metals Clearing Limited                           United Kingdom
HSBC Precious Metals (Australia) Limited                             Australia
HSBC Life Insurance (Cayman) Limited                              Cayman Islands
HSBC Alternative Investments (Guernsey) Limited                   United Kingdom


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